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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported): February 23, 1995


                        Commission File Number:  0-18309

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                        MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                         TEXAS                                 74-2558926
            (State or other jurisdiction of                 (I.R.S. Employer
            incorporation or organization)               Identification Number)


14141 SOUTHWEST FREEWAY, SUITE 2500, SUGAR LAND, TEXAS         77478-3435
       (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code: (713) 491-2002



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                   (Former name if changed since last report)


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                 (Former address if changed since last report)


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ITEM 5.           OTHER EVENTS

                  A. On February 15, 1995, the Company announced a mutual agreement with Falcon Drilling Companies, Inc. to terminate their letter of intent that had contemplated a combination of the two companies.



ITEM 7(c).        EXHIBITS

                  Exhibit
                  Number        Description
                  -------       -----------

                   99.7 Letter agreement dated February 15, 1995 between Marine Drilling Companies, Inc. and Falcon Drilling Company, Inc. to terminate agreement dated November 2, 1994 relating to proposed merger.

                   99.8 Press release dated February 15, 1995 regarding the termination of letter of intent to merge with Falcon Drilling Companies, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MARINE DRILLING COMPANIES, INC.
                                  (Registrant)



Date: February 23, 1995           By:    /s/  William H. Flores
                                       ----------------------------------------
                                       William H. Flores
                                       Senior Vice President -
                                       Chief Financial Officer and Director
                                       (Principal Financial Officer)



Date: February 23, 1995           By   /s/   Joan R. Smith
                                     ------------------------------------------
                                       Joan R. Smith
                                       Vice President, Controller and Secretary
                                       (Principal Accounting Officer)





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                               INDEX TO EXHIBITS



 EXHIBIT
  NUMBER                                   EXHIBITS
 -------                                   --------
   99.7                   Letter agreement dated February 15, 1995 between
                          Marine Drilling Companies, Inc. and Falcon Drilling
                          Company, Inc. to terminate agreement dated
                          November 2, 1994 relating to proposed merger.

   99.8 Press release dated February 15, 1995 regarding the termination of letter of intent to merge with Falcon Drilling Companies, Inc.




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